Pursuant to Rule 497(e)
                            Registration No. 33-24962
                      Investment Company Act No.: 811-5186
                        American Skandia Trust
Supplement dated February 21, 1997 to the Prospectus dated December 30, 1996


                  Federated Utility Income Portfolio

         Effective February 7, 1997, Linda A. Duessel became the sole manager of the Federated Utility Income Portfolio upon the resignation of Christopher H. Wiles as co-manager of the Portfolio.

         Accordingly, the section of the Prospectus entitled "Management of the Trust -- Sub-advisors -- Federated Utility Income Portfolio and Federated High Yield Portfolio" (pages 96-97) is amended by deleting the second paragraph and adding the following:

     The manager responsible for management of the Federated Utility Income Portfolio is Linda A. Duessel. Linda A. Duessel joined Federated Investors in 1991 and has been a Vice President of an affiliate of the Sub-advisor since 1995. Ms. Duessel was an Assistant Vice President of an affiliate of the Sub-advisor from 1991 until 1995. Ms. Duessel is a Chartered Financial Analyst and received her M.S. in International Administration from Carnegie Mellon University.


                    T. Rowe Price Natural Resources Portfolio

     Effective March 1, 1997, David J. Wallack will become the Chairman of the Investment Advisory Committee managing the T. Rowe Price Natural Resources Portfolio, replacing George A. Roche and Charles M. Ober, the current Co-Chairmen. The other members of the Committee will be Mr. Ober, David M. Lee, Hugh M. Evans III, Richard P. Howard and James A.C. Kennedy.

         Accordingly, the section of the Prospectus entitled "Management of the Trust -- Sub-advisors -- T. Rowe Price Asset Allocation Portfolio, T. Rowe Price Natural Resources Portfolio and T. Rowe Price Small Company Value Portfolio" (page 97) is amended by deleting the third paragraph and adding the following:

     The T. Rowe Price Natural Resources Portfolio is managed by an Investment Advisory Committee composed of the following members: David J. Wallack, Chairman, Charles M. Ober, David M. Lee, Hugh M. Evans III, Richard P. Howard and James A.C. Kennedy. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Wallack, who joined T. Rowe Price in 1990, is a Vice President of T. Rowe Price and an Investment Analyst for the firm's Equity Research Division.